UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 10, 2004

                          STRONGHOLD TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

           Nevada                      333-54822                  22-376235
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

   106 Allen Road, Basking Ridge, NJ                                07920
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (908) 903-1195

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

Private Placements

            On March 3, 2004, Stronghold Technologies, Inc. (the "Company") received from Stanford Venture Capital Holdings, Inc. ("Stanford") a loan in the amount of $437,500. The final terms of the loan are to be determined but the Company expects to pay Stanford an 8% annual coupon on the funds and to redeem the loan not later than three years from the date of funding.

            A copy of the promissory note in respect of the $437,500 loan is attached hereto as Exhibit 4.1.

Item 7 Financial Statements and Exhibits

            (c) The following exhibits are filed with this report:

Exhibit Number    Description
--------------    -----------

      4.1 Promissory Note Granted by Stronghold Technologies, Inc. to Stanford Venture Capital Holdings, Inc. in the Original Face Amount of $437,500

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STRONGHOLD TECHNOLOGIES, INC.


                                    By:  /s/ Christopher J. Carey
                                        ----------------------------------------
                                    Name:  Christopher J. Carey
                                    Title: President and Chief Executive Officer

Dated: March 10, 2004